Rule 497(d)


                                FT 422

                BIOTECHNOLOGY SELECT PORTFOLIO, SERIES 3
             DIGITAL CONVERGENCE SELECT PORTFOLIO, SERIES 2
                 FIBER OPTICS SELECT PORTFOLIO, SERIES 2
            GENOMICS & PROTEOMICS SELECT PORTFOLIO, SERIES 2
                PHARMACEUTICAL SELECT PORTFOLIO, SERIES 3
              STORAGE & NETWORKING SELECT PORTFOLIO SERIES
                  TECHNOLOGY SELECT PORTFOLIO, SERIES 3
                    BIOTECHNOLOGY PORTFOLIO, SERIES 3
                 DIGITAL CONVERGENCE PORTFOLIO, SERIES 2
                    FIBER OPTICS PORTFOLIO, SERIES 2
                GENOMICS & PROTEOMICS PORTFOLIO, SERIES 2
                   PHARMACEUTICAL PORTFOLIO, SERIES 9
                  STORAGE & NETWORKING PORTFOLIO SERIES
                     TECHNOLOGY PORTFOLIO, SERIES 12


          Supplement to the Prospectus dated March 29, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of Genomics and Proteomics Portfolio Series which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit, but in no event will the maximum sales charge exceed 5.50% of the Public Offering Price per Unit.

March 29, 2000